Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
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Commitments and Contingencies
33.	Commitments and Contingencies

A.	According to the Agreement between the Company and ASE , if any of the events described below occurs during the period from the Execution Date until the Share Exchange Record Date, except the prior written consent of ASE, the Company shall not, nor induce the Company’s subsidiaries to conduct the followings:

(1)	Issue any equity-linked securities (except for any share(s) newly issued as a result of the exercise of conversion rights by holders of the Company’s Foreign Convertible Bonds).

(2)	Except for the repurchase of shares from the shareholders exercising appraisal rights in connection with this Transaction in accordance with laws and regulations and Article 13 hereof or redemption of the Company’s Foreign Convertible Bonds as contractually agreed, directly or indirectly repurchase, individually or through any third party, its issued and outstanding shares or equity-linked securities, decrease capital, resolve for dissolution, or file for restructuring, settlement or bankruptcy.

(3)	Except subject to affirmative court judgments, arbitration awards or approvals, orders, administrative decisions or approved conditions/burdens or other requirements imposed by competent authorities (including, but not limited to, the Taiwan Stock Exchange, the Taiwan Fair Trade Commission, the United States Federal Trade Commission, the SEC, and the Antitrust Law Enforcement Authorities of Relevant Countries and Regions), none of the Company or any of its directors, managers, employees, agents or representatives may offer, agree, enter into or sign with any third party any contract, agreement or other arrangements in respect of any following matter: (a) any transaction that may involve a spin-off, a purchase or a sale of shares of non-financial investment nature, or any other transaction of similar nature; (b) a lease of all businesses or an entrustment, a joint operation, or an assumption of the entire business or assets from others (except for an assumption of the entire business or assets from others in an aggregated transaction amount less than NT$0.5 billion); or (c) any merger and acquisition without issuing HoldCo’s shares, any sale of all or material assets or businesses of 100% owned subsidiaries, any disposal of interest in material assets or businesses of 100% owned subsidiaries, or exclusive licensing of all or material patents or technologies of 100% owned subsidiaries, provided.

However, if the Company receives a Superior Proposal from a third party the conditions of which are more favorable than those of this Transaction that cannot complete the Share Exchange under this Agreement due to its acceptance of a Superior Proposal as set forth above, the Company shall pay to ASE the amount of NT$17 billion as a termination fee for the Transaction.

B.	For the needs of future operation expansion, the Group entered into several significant agreements amounting to $1,454,580, of which $144,908 remained unpaid as of December 31, 2017.

C.	Future minimum lease payments under the non-cancellable operating leases are as follows:

As of December 31, 2017
NT$
Within 1 year	143,573
1-5 year(s)	298,888
Over 5 years	657,830

1,100,291